UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

Argo Group International Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Pitts Bay Road Pembroke HM 08 Bermuda	P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)	(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $1.00 per share	ARGO	New York Stock Exchange
Guarantee of Argo Group U.S., Inc. 6.500% Senior Notes due 2042	ARGD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On December 31, 2019, Argo Group International Holdings, Ltd. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Voce Catalyst Partners LP, Voce Capital Management LLC, Voce Capital LLC and Voce Catalyst Partners New York LLC (collectively, “Voce”).

Effective upon execution and delivery of the Cooperation Agreement, Voce has terminated its solicitation of consents to authorize the requisition of a special general meeting of shareholders of the Company (such requested special general meeting, the “Special General Meeting”), withdrawn its notice to the Company seeking to requisition the Special General Meeting, withdrawn its notice to the Company regarding Voce’s intent to present shareholder proposals at the Special General Meeting, and terminated its solicitation of proxies for the Special General Meeting.

The Board of Directors of the Company (the “Board”) agreed under the Cooperation Agreement to appoint Carol A. McFate (the “First Independent Designee” or “Ms. McFate”) to the Board as soon as reasonably practicable after January 1, 2020, to fill the vacancy resulting from the retirement of Mark E. Watson from the Board, subject to conditions summarized below. Further, between the execution and delivery of the Cooperation Agreement and (a) the earlier of the filing with the U.S. Securities and Exchange Commission of the Company’s definitive proxy statement for the 2020 annual general meeting of shareholders of the Company (the “2020 Annual General Meeting”) and (b) February 14, 2020, (i) the Board will select one additional director candidate from a list of three independent director candidates to be provided by Voce to the Company no later than February 4, 2020 (the “Second Independent Designee” and, together with the First Independent Designee, the “Independent Designees”), and (ii) Voce shall select one additional director candidate from a list of three to five independent director candidates to be provided by the Company to Voce no later than February 4, 2020 (together with the Independent Designees, the “New Directors”). Pursuant to the Cooperation Agreement, the Company will nominate the New Directors for election to the Board at the 2020 Annual General Meeting and solicit proxies in favor of their election at such meeting. The Board will appoint (a) Ms. McFate to serve on the Nominating and Corporate Governance Committee and as a member of at least one other committee of the Board and (b) the Second Independent Designee to serve on at least one committee of the Board. The appointment to the Board and nomination for election at the 2020 Annual General Meeting of the Independent Designees, as applicable, is subject to, among other things, regulatory approval of their appointment or election to the Board, their respective completion of one or more interviews with the Board and its Nominating and Corporate Governance Committee, their respective delivery of a completed questionnaire, and their respective delivery of an executed letter, in a form set forth under the Cooperation Agreement, confirming such Independent Designee’s commitment to abide by certain terms of the Cooperation Agreement, including those relating to (a) conditions precedent to the Independent Designee’s appointment or election to the Board (as summarized here) and (b) the right of the Board to exclude Independent Designees from portions of Board or committee meetings, and to restrict the Independent Designees’ access to information of the Company, in the event the Board or a committee determines, in good faith, that there is an actual or potential conflict of interest of an Independent Designee.

The Cooperation Agreement also provides, among other things that:

•	During the term of the Cooperation Agreement, Voce is subject to customary standstill restrictions relating to, among other things, share purchases (subject to a cap of 9.5% of the Company’s outstanding common shares), director nominations, shareholder proposals, proxy contests, other activist campaigns, unsolicited takeover bids and related matters.

•	During the term of the Cooperation Agreement, Voce will vote all of its shares of the Company’s common stock at each annual or special general meeting of shareholders (or in any action by written consent) of shareholders of the Company in accordance with the Board’s recommendations, subject to certain exceptions.

•	Each party agrees not to make disparaging statements about the other party, subject to certain exceptions.

•	Each party agrees not to initiate any lawsuit against the other party, subject to certain exceptions.

•	The Company will reimburse Voce for its reasonable, documented out-of-pocket fees and expenses incurred in connection with its proxy contest at the Company’s 2019 annual general meeting of shareholders, its solicitation of consents to authorize the requisition of the Special General Meeting, its proxy solicitation in connection with the Special General Meeting, and the negotiation and entry into the Cooperation Agreement, in an amount up to $1,750,000.

•	The Agreement shall automatically terminate on the date that is 30 days prior to the notice deadline for the nomination of director candidates to the Board at the Company’s 2021 annual general meeting of shareholders, subject to certain exceptions.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Cooperation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Except for the Cooperation Agreement and her letter to the Company executed in connection therewith, there are no arrangements or understandings between the Company and Ms. McFate pursuant to which Ms. McFate will be appointed to the Board, and there have been no related party transactions between the Company and Ms. McFate that would be reportable under Item 404(a) of Regulation S-K. Ms. McFate will receive the same indemnification and compensation as the Company’s other non-employee directors.

Item 8.01	Other Events.

On January 2, 2020, the Company issued a press release announcing the matters described above. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

No.	Exhibit

10.1

Cooperation Agreement, dated December 31, 2019, by and among Argo Group International Holdings Ltd., Voce Catalyst Partners LP, Voce Capital Management LLC, Voce Capital LLC and Voce Catalyst Partners New York LLC.

99.1	Press Release issued by Argo Group International Holdings, Ltd. dated January 2, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

Dated: January 2, 2020	By:	/s/ Jay S. Bullock
	Name:	Jay S. Bullock
	Title:	Executive Vice President and Chief Financial Officer